                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
/X/  Definitive Proxy Statement                      Only (as permitted by Rule 14a-6(e)(2)
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                               GTI CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     (5)  Total fee paid:

          ----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     (3)  Filing Party:

          ----------------------------------------------------------------------
     (4)  Date Filed:

          ----------------------------------------------------------------------

                                GTI CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 15, 1996

                            ------------------------

                                     NOTICE
                            ------------------------

To the Stockholders:

     The Annual Meeting of the Stockholders (the "Annual Meeting") of GTI Corporation, a Delaware corporation (the "Company"), will be held at the Sheraton Grande Torrey Pines, 10950 North Torrey Pines Road, La Jolla, California, on Wednesday, May 15, 1996, at 10:00 a.m., local time, for the following purposes:

     (1) To elect a Board of Directors of six members;

     (2) To ratify the selection of Arthur Andersen LLP as the Company's independent public accountants for 1996; and

     (3) To transact any and all other business which may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     A Proxy Statement containing information for stockholders is annexed hereto and a copy of the Annual Report of the Company for the fiscal year ended December 31, 1995, is enclosed herewith.

     Stockholders of record at the close of business on March 22, 1996, will be entitled to notice of and to vote at the Annual Meeting and any and all adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by stockholders at the Company's corporate offices, 9715 Business Park Avenue, San Diego, California 92131. Stockholders may examine the list during ordinary business hours in the 10-day period before the Annual Meeting. The list will also be available for inspection at the Annual Meeting.

     STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING AND DESIRE TO HAVE THEIR STOCK VOTED AT THE ANNUAL MEETING ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN THE SAME IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                          By Order of the Board of Directors,

                                          /s/ DOUGLAS J. DOWNS
                                          Douglas J. Downs
                                          Secretary
April 8, 1996
San Diego, California

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
INTRODUCTION..........................................................................    1
  Purposes of the Annual Meeting......................................................    1
PROPOSAL ONE
  ELECTION OF DIRECTORS
     (Item 1 on the Proxy Card).......................................................    2
  Nominees for Election as Directors..................................................    2
  Information Regarding Nominees......................................................    2
  Vote Required.......................................................................    4
  Aggregate Stock Ownership of Directors and Officers.................................    4
  Principal Stockholders..............................................................    5
  Board Committees....................................................................    5
  Board and Committee Meeting Attendance..............................................    6
  Compensation Committee Interlocks and Insider Participation.........................    6
  Certain Relationships and Related Transactions......................................    6
COMPENSATION AND OTHER TRANSACTIONS
  WITH OFFICERS AND DIRECTORS.........................................................    7
  Summary Compensation Table..........................................................    7
  Compensation Committee Report.......................................................    8
  Employment Agreements and Severance and Retirement Arrangements.....................   10
  Stock Options.......................................................................   12
  Directors' Compensation.............................................................   14
  Compliance with Section 16 of the Exchange Act......................................   15
CUMULATIVE TOTAL STOCKHOLDER RETURN...................................................   16
PROPOSAL TWO
  RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
     (Item 2 on the Proxy Card).......................................................   17
METHODS AND EXPENSES OF SOLICITATION..................................................   17
STOCKHOLDERS' PROPOSALS...............................................................   17

                                GTI CORPORATION
                           9715 BUSINESS PARK AVENUE
                        SAN DIEGO, CALIFORNIA 92131-1642
                                 (619) 537-2500

                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 15, 1996

                            ------------------------
                                PROXY STATEMENT
                            ------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of GTI Corporation, a Delaware corporation (the "Company"), to be voted at the Annual Meeting of the Stockholders of the Company (the "Annual Meeting") to be held on Wednesday, May 15, 1996, at 10:00 a.m., local time, at the Sheraton Grande Torrey Pines, 10950 North Torrey Pines Road, La Jolla, California, and at any and all adjournments thereof.

     The only business that the management of the Company intends to present, or knows that others will present, at the Annual Meeting is specified in the accompanying notice. If other matters are properly presented at the Annual Meeting, however, such matters will be considered and acted upon, and the persons named in the proxies being solicited will vote such proxies in accordance with their best judgment on such matters.

     This Proxy Statement and the accompanying notice and form of proxy will be mailed to stockholders on or about April 8, 1996.

     Stockholders of record at the close of business on March 22, 1996 (the "Record Date") will be entitled to vote at the Annual Meeting. On the Record Date, there were outstanding 8,973,475 of the Company's Common Stock, par value $.04 per share (the "Common Stock"), and 8,110 shares of the Company's $35.00 Cumulative Convertible Preferred Stock, par value $1.00 per share (the "Preferred Stock"). Holders of Common Stock are entitled to one vote per share, while holders of Preferred Stock are entitled to 234.314 votes per share. In electing directors of the Company and approving the other proposals presented, holders of Common Stock and holders of Preferred Stock will vote together as a single class. The presence, in person or by proxy, of the holders of shares representing 5,436,881 votes at the Annual Meeting shall constitute a quorum.

     All shares represented by properly executed and unrevoked proxies will be voted at the Annual Meeting. Shares represented by proxies marked as abstentions on any matter will not be voted on that matter, although they will be counted for quorum purposes and to determine voting results. Broker's shares held in "street name" and not voted by such broker will be counted for quorum purposes but will not be counted to determine voting results. The proxy accompanying this Proxy Statement may be revoked at any time prior to voting by providing written notice to the Secretary of the Company or by appearance at the meeting and voting in person.

     There are no dissenters' rights of appraisal with respect to any matter to be acted upon at the Annual Meeting.

                                  INTRODUCTION

PURPOSES OF THE ANNUAL MEETING

     The purposes of the Annual Meeting are to: (1) elect six directors to serve on the Company's Board of Directors (the "Board of Directors") for a term of one year and until their successors are duly elected and qualified; (2) ratify the selection of Arthur Andersen LLP as the Company's independent public accountants for 1996; and (3) transact any and all other business which may properly come before the Annual Meeting or any adjournment or adjournments thereof.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS
                           (ITEM 1 ON THE PROXY CARD)

NOMINEES FOR ELECTION AS DIRECTORS

     At the Annual Meeting, six directors are to be elected to serve on the Board of Directors for a term of one year and until their successors are duly elected and qualified. The Board of Directors currently consists of eight members. Two of such members, Messrs. Henry N. Huta and Jesse Rifkind, have elected not to seek re-election to the Board of Directors at the Annual Meeting. The By-laws of the Company provide that the occurrence of a vacancy on the Board of Directors which is not filled by action of the Board of Directors will constitute a determination by the Board of Directors that the number of directors is reduced so as to eliminate such vacancy, unless the Board of Directors specifies otherwise. Accordingly, the Board of Directors will consist of six members upon the election of the six nominees listed below. All six of the nominees are currently serving as directors of the Company. It is intended that all proxies in the enclosed form will be voted for the nominees listed below, unless otherwise directed. If any of the nominees listed below is unable to serve for any reason not presently known, a substitute or substitutes will be nominated by the Company's Board of Directors and the proxies will be voted for such substitute or substitutes. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE SIX NOMINEES LISTED BELOW.

INFORMATION REGARDING NOMINEES

     The following table sets forth the name, age, principal occupation for the periods indicated, and other directorships of each of the current nominees at the Annual Meeting:

                                   PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS
          NAME            AGE                 AND OTHER DIRECTORSHIPS                DIRECTOR SINCE
- ------------------------  ---     -----------------------------------------------    --------------
Timothy M. Curtis.......  53      Since February 1992, Mr. Curtis has been the          1994
                                  Chief Executive and a director of Telemetrix
                                  PLC, a United Kingdom corporation, which is
                                  listed on the London Stock Exchange and is
                                  engaged in the manufacture and sale of advanced
                                  electronics products. From 1989 to February
                                  1992, he was the Executive Director of
                                  Metrologie International SA, an added value
                                  distributor of personal computers, peripherals
                                  and software. From 1991 through 1993, he was
                                  also the Non-Executive Director of TVS
                                  Entertainment, a United Kingdom-based
                                  commercial television station. Mr. Curtis is a
                                  director of Bournemouth Water Company PLC and
                                  of its parent company, Bournemouth and West
                                  Hampshire Water PLC.
Edmund B. Fitzgerald....  70      Mr. Fitzgerald is currently Managing Director         1993
                                  of Woodmont Associates of Nashville, Tennessee,
                                  a business advisory services firm which he
                                  founded in 1990. He is also an Adjunct
                                  Professor of Management at the Owen Graduate
                                  School of Management of Vanderbilt University
                                  in Nashville, Tennessee. From 1985 to 1989, Mr.
                                  Fitzgerald was Chairman and Chief Executive
                                  Officer of Northern Telecom Limited and from
                                  1989 to 1990, he was Chairman of the Board. He
                                  is currently a director of Ashland Oil Company
                                  and Becton Dickinson and Company.

                                   PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS
          NAME            AGE                 AND OTHER DIRECTORSHIPS                DIRECTOR SINCE
- ------------------------  ---     -----------------------------------------------    --------------
Andre R. Horn...........  67      Mr. Horn is the Retired Chairman of the Board         1991
                                  of Joy Manufacturing Company. From October 1985
                                  to March 31, 1991, Mr. Horn served as the
                                  Chairman of the Board of Needham & Co., Inc.
                                  ("Needham"), an investment banking firm.
                                  Needham has performed various advisory services
                                  to the Company, including having served as an
                                  underwriter in a public offering of the
                                  Company's stock and as stock agent. He
                                  currently holds the honorary position of
                                  Chairman Emeritus of Needham & Co., Inc. Mr.
                                  Horn is a director of Western Digital
                                  Corporation, Varco International, Inc. and
                                  Remec Inc.
Albert J.                 50      Mr. Hugo-Martinez has served as President,            1996
  Hugo-Martinez.........          Chief Executive Officer and a director of the
                                  Company since March 13, 1996. From 1988 to
                                  1995, Mr. Hugo-Martinez was President and Chief
                                  Executive Officer of Applied Micro Circuits
                                  Corp. in San Diego, California. Prior thereto,
                                  he held various management positions with TRW,
                                  Burr Brown Corporation and Motorola
                                  Semiconductor. Mr. Hugo-Martinez is a director
                                  of Microchip Corp. and the UCSD Cancer Center.
Kenneth E. Maud.........  51      Mr. Maud has served as a director and as              1995
                                  Chairman of the Board of Directors of the
                                  Company since May 1995. Mr. Maud also served as
                                  interim President and Chief Executive Officer
                                  of the Company from January 2, 1996 to March
                                  12, 1996. Mr. Maud also has served as the
                                  Chairman of Peek plc ("Peek"), a multi-national
                                  group of companies specializing in advanced
                                  electronic traffic management systems and field
                                  data systems, since April 1991. From September
                                  1986 to April 1991, Mr. Maud served as the
                                  Chief Executive of Peek. For the past 19 years,
                                  Mr. Maud has been directly involved in the
                                  development of publicly-owned electronics
                                  groups in different parts of the world. Mr.
                                  Maud is a director and Chairman of Atlantis
                                  Corporation.
Robert E. Venter........  35      Mr. Venter has been a senior executive with           1993
                                  Allied Electronics Corporation Limited, a South
                                  African corporation, ("Allied") since September
                                  1990, most recently serving as Chief Executive
                                  of and a director of Power Technologies
                                  Limited, a Johannesburg Stock Exchange listed
                                  electrical engineering company, and an
                                  affiliate of Allied. (See Note 1 to "Principal
                                  Stockholders.") Previously, he was a Vice
                                  President of Corporate Finance of Bear Stearns
                                  Co., Inc. from 1988 to 1990. Mr. Venter is also
                                  a director of Ventron Corporation, which is
                                  listed on the Johannesburg Stock Exchange, as
                                  well as a director of Telemetrix PLC.

VOTE REQUIRED

     Directors will be elected by a plurality of the votes represented by the Common Stock and Preferred Stock, voting together as a single class, present in person or by proxy at the Annual Meeting and entitled to vote. Telemetrix PLC, which as of the Record Date beneficially owned 47.9% of the outstanding shares of Common Stock and 100% of the outstanding shares of Preferred Stock, has indicated its intention to vote for all six of the above nominees.

AGGREGATE STOCK OWNERSHIP OF DIRECTORS AND OFFICERS

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of March 1, 1996, by (i) each director of the Company and each of the executive officers of the Company named below in the "Summary Compensation Table" (collectively, the "Named Officers"), and (ii) all directors and executive officers of the Company as a group. One hundred percent (100%) of the Preferred Stock is held by Telemetrix PLC. (See "Principal Stockholders.") The table is based upon information supplied by directors and officers of the Company. Unless otherwise indicated, each of the listed persons has sole voting and sole investment power with respect to the shares beneficially owned, subject to community property laws where applicable.

                                                    AMOUNT AND
                                                    NATURE OF       PERCENT OF        PERCENT OF
               NAME OF BENEFICIAL OWNER             BENEFICIAL      CLASS AS OF      TOTAL VOTING
                 OR IDENTITY OF GROUP               OWNERSHIP      MARCH 1, 1995        POWER
    ----------------------------------------------  ----------     -------------     ------------
    Richard Barron(8).............................          0              *                *
    Timothy M. Curtis(2)..........................     10,000(1)           *(2)             *(2)
    Kirk M. D'Orazio(10)..........................     11,875(3)           *                *
    Douglas J. Downs..............................     43,750(3)           *                *
    Edmund B. Fitzgerald..........................     12,000(4)           *                *
    Andre R. Horn.................................      1,000              *                *
    Albert J. Hugo-Martinez(11)...................     20,000(3)           *                *
    Henry N. Huta.................................      1,500(5)           *                *
    Aurelio Lucci.................................          0              *                *
    Gary L. Luick.................................    102,950(6)         1.1%             1.0%
    R. Bert McClung(9)............................     32,000(3)           *                *
    Kenneth E. Maud...............................     10,000(1)           *                *
    Jesse Rifkind.................................     11,000(4)           *                *
    Robert E. Venter(2)...........................     12,000(1)           *(2)             *(2)
    All directors and executive officers as a
      group
      (14 persons)(12)............................    268,075(7)         3.0%             2.5%

- ---------------

  *  Less than 1%.

 (1) Includes 10,000 shares that such director has the right to acquire under the GTI Corporation 1989 Stock Option Plan for Non-Employee Directors, as amended (the "1989 Directors Plan").

 (2) Messrs. Curtis and Venter are members of the Board of Directors of Telemetrix PLC. Telemetrix PLC beneficially owns 4,294,300 shares of Common Stock and 8,110 shares of Preferred Stock.

 (3) Represents shares that such Named Officer has the right to acquire under stock options exercisable within 60 days of March 1, 1996.

 (4) Includes 10,000 shares that such director has a right to acquire under the GTI Corporation 1985 Stock Option Plan for Non-Employee Directors, as amended (the "1985 Directors Plan").

 (5) Held jointly with his wife in the Henry N. and Sharon L. Huta Trust.

 (6) Includes 99,875 shares that Mr. Luick has the right to acquire under currently vested stock options which expire April 2, 1996, and 175 shares held in his wife's name. Mr. Luick's employment with the Company terminated on January 2, 1996.

 (7) Includes 257,500 shares that the current directors and officers have the right to acquire under stock options exercisable within 60 days of March 1, 1996.

 (8) Mr. Barron's employment with the Company terminated on November 6, 1995.

 (9) Mr. McClung's employment with the Company terminated on February 16, 1996. The above referenced options expire May 16, 1996.

(10) Mr. D'Orazio ceased to act as an executive officer of the Company on January 25, 1996, when he was named as the President and Chief Operating Officer of Promptus Communications, Inc.

(11) Mr. Hugo-Martinez became the President, Chief Executive Officer and a director of the Company on March 13, 1996.

(12) Includes the share holdings of Messrs. Barron, D'Orazio, Luick and McClung whose employment with the Company has terminated.

PRINCIPAL STOCKHOLDERS

     To the knowledge of the Company's management, only the following persons owned of record or beneficially more than five percent of the outstanding shares of Common Stock and Preferred Stock as of March 1, 1996:

                                                       AMOUNT AND
         NAME AND ADDRESS OF                           NATURE OF        PERCENT OF       PERCENT OF
         BENEFICIAL OWNER OR                           BENEFICIAL       CLASS AS OF     TOTAL VOTING
          IDENTITY OF GROUP          TITLE OF CLASS    OWNERSHIP       MARCH 1, 1996       POWER
    ------------------------------  ----------------   ----------      -------------    ------------
    Telemetrix PLC................  Common Stock       4,294,300(1)(2)      47.9%           39.5%
      Knaves Beech Estate.........  Preferred Stock        8,110(3)        100.0%           17.5%
      Loudwater, High Wycombe,
      Bucks, HP10 9QZ,
      United Kingdom

- ---------------

(1) The Company has been advised that 47.1% of the capital stock of Telemetrix PLC is owned by Dr. William P. Venter (a citizen of South Africa), related family trusts and corporations and Allied Electronics Corporation Limited ("Allied"), a publicly held South African corporation of which Dr. Venter owns more than a majority of the outstanding shares of capital stock. Dr. Venter is also a director of Telemetrix PLC as are Messrs. Curtis and R.E. Venter. (See Note 2 of "Aggregate Stock Ownership of Directors and Officers.") Allied and Dr. Venter disclaim beneficial ownership of any outstanding securities of the Company.

(2) Of the above referenced shares, 3,844,000 shares of Common Stock are held by Telemetrix Investments Limited, a wholly owned subsidiary of Telemetrix PLC, and 450,000 shares of Common Stock are held by Telemetrix Overseas Investments BV, another wholly owned subsidiary of Telemetrix PLC.

(3) Each share of Preferred Stock is currently convertible into 234.314 shares of Common Stock and entitled to 234.314 votes. Of the above referenced shares, 8,110 shares of Preferred Stock are held by Telemetrix Investments Limited, a wholly owned subsidiary of Telemetrix PLC.

BOARD COMMITTEES

     The Board of Directors has three standing committees: the Audit Committee, the Nominating Committee and the Executive Compensation and Stock Option Committee (the "Compensation Committee").

  Audit Committee

     The members of the Audit Committee are Messrs. Horn (Chairman), Curtis and Fitzgerald. The Audit Committee primarily oversees and reviews the Company's financial reporting and accounting practices and consults with the Company's independent public accountants with respect thereto. The Audit Committee also recommends to the Board of Directors and the stockholders the retention or replacement of the Company's independent public accountants.

  Nominating Committee

     The current members of the Nominating Committee are Messrs. Huta and Venter. The functions of the Nominating Committee are to recommend nominees for directors to be elected by the stockholders at their annual meeting and to recommend nominees to fill vacancies on the Board of Directors that may exist from time to time. The Nominating Committee will consider recommendations for nominees that are submitted in writing to the Company by stockholders.

  Compensation Committee

     The current members of the Compensation Committee are Messrs. Maud (Chairman), Horn, Huta and Venter. The functions of the Compensation Committee are to review and approve changes in salaries of employees who report directly to the Chief Executive Officer and to review from time to time the compensation structure of the Company. The compensation of the Chief Executive Officer is reviewed by the full Board of Directors.

BOARD AND COMMITTEE MEETING ATTENDANCE

     During 1995, the Board of Directors met seven times at five regularly scheduled meetings and two special telephonic meetings. The Audit Committee met three times, the Nominating Committee met once, and the Compensation Committee met three times. Each incumbent director attended at least 75% of all meetings in 1995 of the Board of Directors and the committees of the Board of Directors on which he served.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Maud, Horn, Huta and Venter served on the Compensation Committee during 1995. Mr. Walsh served on the Compensation Committee until his resignation from the Board of Directors in October 1995. Mr. Walsh was Chairman of the Board of Directors of the Company from January 1, 1995 to May 10, 1995, and Chairman of the Board of Directors of Telemetrix PLC, on whose Board Messrs. Timothy M. Curtis and Robert E. Venter also sit. (See Note 2 to the table under "Aggregate Stock Ownership of Directors and Officers.") Mr. Horn serves on the Compensation Committee of Remec, Inc., on whose Board Mr. Luick also sits.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     As of December 31, 1995, Mr. Aurelio Lucci had outstanding indebtedness to the Company in the amount of $120,000, pursuant to the terms of a Note and Security Agreement dated January 6, 1995. Such indebtedness is secured by 80,000 shares of Common Stock of Promptus Communications, Inc. ("Promptus") which are owned by Mr. Lucci. Payments on the outstanding indebtedness shall be made concurrently with the sale by Mr. Lucci to the Company of certain shares of Promptus pursuant to the terms of an agreement entered into by the Company and certain minority shareholders of Promptus in January 1995, which governs the contingent purchase by the Company of the remaining 29% of the outstanding capital stock of Promptus.

     During 1995, Zetex PLC, a wholly-owned subsidiary of Telemetrix PLC, sold electronic components with an approximate value of $185,000 to Valor Electronics, Inc. and its affiliates. The Company believes that the terms and conditions of such sales transactions were as favorable to the Company as those it would have received from an unrelated third party. (See "Principal Stockholders.")

                      COMPENSATION AND OTHER TRANSACTIONS
                          WITH OFFICERS AND DIRECTORS

SUMMARY COMPENSATION TABLE

     The following table sets forth information concerning compensation received by certain of the Named Officers during the years ended December 31, 1995, 1994 and 1993.

                           SUMMARY COMPENSATION TABLE

                                                                                             LONG-TERM
                                                                                            COMPENSATION
                                                                                               AWARDS
                                                    ANNUAL COMPENSATION                     ------------
                                                                                              OPTIONS/
                                                    --------------------    OTHER ANNUAL        SARS         ALL OTHER
                 NAME AND                            SALARY      BONUS      COMPENSATION       (# OF        COMPENSATION
            PRINCIPAL POSITION              YEAR      ($)         ($)          ($)(1)         SHARES)          ($)(2)
- ------------------------------------------  ----    --------    --------    ------------    ------------    ------------
Gary L. Luick(3)(4).......................  1995    $312,600      -0-         $ 13,125         -0-             $4,620
President and CEO,                          1994     312,600      -0-           11,250         38,500           4,620
GTI Corporation                             1993     300,000    $143,340        10,215         38,000           4,497

Douglas J. Downs..........................  1995    $156,300      -0-         $  8,750         25,000          $4,620
Vice President Finance,                     1994     156,300      -0-            8,750         17,000           4,620
Chief Financial Officer,                    1993     150,000    $ 57,330         5,181         13,000           4,497
Treasurer and Secretary,
GTI Corporation

Kirk M. D'Orazio(6).......................  1995    $120,000    $ 48,000      $  8,813          -0-            $4,620
President, Chief Operating Officer,         1994       --         --            --              --               --
Promptus Communications, Inc.               1993       --         --            --              --               --

Aurelio Lucci(7)..........................  1995    $140,000    $ 23,166      $  8,400          2,000          $2,138
Vice President, GTI Corporation;            1994       --         --            --              --               --
Chief Executive Officer,                    1993       --         --            --              --               --
Promptus Communications, Inc.

R. Bert McClung(8)........................  1995    $134,750      -0-         $  8,844          -0-            $4,620
Vice President, GTI Corporation;            1994     130,250      -0-            2,275          -0-             4,620
President, Distribution Group               1993     125,000    $ 60,920         2,215         11,000           3,750

Richard C. Barron(4)(5)...................  1995    $191,568      -0-          -0-              -0-            $1,851
Vice President, GTI Corporation;            1994      46,154      -0-          -0-             50,000           -0-
President, Valor Electronics, Inc.          1993       --         --           --               --              --

- ---------------

(1) The amounts shown include reimbursed income taxes owed for the value of automobiles provided by the Company.

(2) Represents the amount contributed by the Company to the Amended and Restated Cash or Deferred Profit Sharing Plan for Employees of GTI Corporation and its affiliates.

(3) Mr. Luick's employment with the Company terminated on January 2, 1996.

(4) Does not include payments made or to be made in 1996 as described below in "Employment Agreements and Severance and Retirement Arrangements."

(5) Mr. Barron became an officer of the Company on October 12, 1994. The amounts disclosed for 1994 reflect all compensation that he received from the Company since he commenced employment with the Company on October 6, 1994 through December 31, 1994. Mr. Barron's employment with the Company terminated on November 6, 1995.

(6) Mr. D'Orazio became an executive officer of the Company on February 15, 1995. The amounts disclosed for 1995 reflect Mr. D'Orazio's entire compensation for 1995. On January 25, 1996, Mr. D'Orazio was appointed as the President and Chief Operating Officer of Promptus Communications, Inc. and ceased to act as an executive officer of the Company.

(7) Mr. Lucci became an executive officer of the Company on February 15, 1995. The amounts disclosed for 1995 reflect Mr. Lucci's entire compensation for 1995.

(8) Mr. McClung's employment with the Company terminated on February 16, 1996.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee determines the specific forms and levels of compensation for executive officers of the Company and administers the Company's stock incentive and option plans. The Compensation Committee also consults periodically with the Chief Executive Officer concerning the compensation and the benefits of the other executive officers of the Company.

     The following is the Compensation Committee's report to the stockholders with respect to the Company's executive compensation policies and with respect to the compensation of the Chief Executive Officer for 1995. In accordance with the rules of the Securities and Exchange Commission (the "Commission"), this report shall not be incorporated by reference into any of the Company's registration statements, reports or filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                        GTI CORPORATION (THE "COMPANY")

                       1995 COMPENSATION COMMITTEE REPORT

     The Company's compensation policies are strongly oriented toward incentives designed to encourage the Chief Executive Officer and other executive officers to maximize the potential of the Company and ultimately enhance stockholder value. Specific corporate-performance objectives are established reflecting the Company's belief that the contribution of the Chief Executive Officer and the other executive officers to stockholder value is derived from maximizing operating performance and earnings on an overall company level and, if applicable, an individual segment or operating unit level. The Compensation Committee, while desiring to provide compensation to the Company's executive officers at competitive levels in order to retain and attract qualified executive officers, believes that achieving planned operating-profit objectives is critical to the Company's success. In reviewing the compensation structure for the Chief Executive Officer and the other executive officers of the Company, the Compensation Committee has utilized the services of outside independent compensation consultants.

     The compensation of the Chief Executive Officer and other executive officers of the Company in 1995 principally consisted of three elements: base salary, a cash-bonus plan, and stock options. The base salary component represents the basic rate of pay provided to an executive officer for carrying out the overall responsibilities of the job. The base salary is determined using comparisons with other companies of similar size revenues, market dynamics, and organizational complexity. Additional determinants weighed in the consideration of base salary for the Chief Executive Officer and other executive officers include employment agreements, scope of responsibilities, experience, and other factors as may be deemed appropriate. For 1995, Mr. Luick's base salary was $312,600, unchanged from 1994.

     The Company has a cash-bonus incentive plan in which executive officers, including the Chief Executive Officer, and other key salaried employees participate. At the beginning of each year, performance goals are established for the purposes of determining annual bonuses, with the principal emphases being the achievement of planned operating-profit objectives and certain financial objectives. In calculating the Chief Executive Officer's bonus, substantial weight is given to earnings per share goals for the Company's stock. Under this plan, no bonus based on the categories of operating-profit or on financial objectives is awarded unless at least 85% of the operating-profit objective is achieved and no bonus based on financial objectives will be awarded unless 90% of the financial objective is achieved. If these established goals are met, the Chief Executive Officer and the other executive officers could receive target bonuses up to 50% and 40%, respectively, of their base salaries. If performance goals are exceeded, the Chief Executive Officer and the other executive officers would be entitled to receive additional bonus amounts, subject to a maximum bonus of 150% of the target bonus. In the calculation of an executive officer's bonus, specific weighing is assigned for the categories of operating profit and financial objectives of the business segment for which such executive officer has responsibility as well as for individual performance achievements. At the end of the year, performance against these goals is determined on an arithmetic scale with the pre-established weighing; and the results are considered by the Compensation Committee when determining the cash bonus amounts noted under "Bonus" column in the Summary Compensation Table. The Chief Executive Officer did not receive a cash bonus for 1995.

     The GTI Corporation Stock Incentive Plan (1989), as amended (the "Stock Incentive Plan"), was the only stock option plan of the Company in which the Chief Executive Officer and the other executive officers could participate in 1995. (See "Compensation and Other Transactions with Officers and
Directors -- Stock Options.") The Compensation Committee believes that the Stock Incentive Plan helps recruit, retain, and motivate executive personnel. Moreover, the Compensation Committee views stock options and stock ownership by the Chief Executive Officer and other executive officers as an important component of performance-based compensation, as the value of stock options directly relates to the price of the Company's stock and provides the Chief Executive Officer and other executive officers with an incentive to enhance stockholder value. Stock options are granted on a periodic basis, with interim rewards being made in the case of new employees, promotions, or a significant increase in job responsibilities. The number of shares granted under stock options to participants in the Stock Incentive Plan (including the Chief Executive Officer and the other executive officers) is calculated using a formula based on the base salary of the participant, which in turn depends on the factors enumerated above, including comparisons to other companies, scope of responsibilities and experience. To determine the number of shares to be granted under options, a range of dollar values is assigned to each level in the organization, which equates to a multiple of the individual's base salary that is then divided by the average price of the Company's Common Stock for the 12 months preceding the date of grant. Such formula was used in determining the stock options granted in 1995 as shown on the table entitled "Options/SAR Grants in Last Fiscal Year." The Chief Executive Officer was not granted stock options in 1995. (See "Compensation and Other Transactions with Officers and Directors
- -- Stock Options.") Options granted in 1995 vest over a period of four years from the date of grant, at the rate of 25% per year, in order to provide incentives for the executive officer to perform over the long term and enhance stockholder value.

     In October 1993, after consultation with an independent compensation consultant, the GTI Corporation Key Executive Long Term Incentive Plan (the "Executive Plan") was established, effective as of January 1, 1994. (See discussion below under "Employment Agreements and Severance and Retirement Arrangements -- Executive Plan.") The Compensation Committee views the Executive Plan as a means of providing retirement benefits to supplement benefits provided under the Amended and Restated Cash or Deferred Profit Sharing Plan.

     As and to the extent compensation of the Chief Executive Officer and other executive officers increase, the Company intends to comply with Rule 162(m) of the Internal Revenue Code and the regulations promulgated thereunder to fully preserve the Company's compensation deduction.

     The Compensation Committee will continue to review and evaluate the Company's executive compensation structure at least annually. When appropriate, the Compensation Committee will also continue to consult with independent compensation consultants, law firms and accounting firms with respect to its executive-compensation structure and its effectiveness in attaining the objectives set by the Committee.

                                          Compensation Committee

                                          By:  Kenneth E. Maud
                                               Andre R. Horn
                                               Henry N. Huta
                                               Robert E. Venter

EMPLOYMENT AGREEMENTS AND SEVERANCE AND RETIREMENT ARRANGEMENTS

     Gary L. Luick. In April 1989, the Company and Mr. Luick entered into an employment agreement (the "Luick Employment Agreement"), which provided for, among other things, an annual base salary of $150,000 and a bonus arrangement based upon achievement of certain goals of the Company. Mr. Luick's base salary remained at $312,600 for 1995 (unchanged from 1994) consistent with the factors set forth in the 1995 Compensation Committee Report. Pursuant to the Luick Employment Agreement, Mr. Luick was granted nonstatutory stock options under the Company's 1980 Employees Stock Option Plan to purchase an aggregate of 50,000 shares of Common Stock at $3.50 per share (all of which have been exercised as of March 1, 1996), and nonstatutory stock options under the Company's 1982 Employees Stock Option Plan to purchase an aggregate of 50,000 shares of Common Stock at $3.50 per share (all of which have been exercised as of March 1, 1996). All of the above options are fully vested at this time. The Luick Employment Agreement further provided that, upon termination of Mr. Luick's employment for any reason other than a change of control after more than five years of employment, Mr. Luick would be entitled to severance pay equal to his annual base salary at the time of termination.

     In March 1995, the Company and Mr. Luick entered into an amendment to the Luick Employment Agreement (the "Luick Amendment"), which provided that, under certain conditions, Mr. Luick would be entitled to receive on a monthly basis certain payments and benefits for a period of 18 months from the date of termination of his employment with the Company (the "Termination Date"), including payment of his annual base salary as of the date of the Luick Amendment ($312,600), adjusted for Federal and state tax withholdings, and certain medical and insurance benefits. In addition, under the Luick Amendment, Mr. Luick was granted the right to receive certain out-placement services and continued vesting on a pro-rata basis in the Executive Plan (described below) until the Termination Date.

     Mr. Luick's employment with the Company terminated on January 2, 1996. By virtue of this termination, Mr. Luick became entitled to receive (i) the above referenced benefits under the Luick Amendment and (ii) certain benefits under the Executive Plan as described below under "Employment Agreements and Severance and Retirement Arrangements -- Executive Plan."

     R. Bert McClung. By letter dated March 2, 1992, the Company and Mr. McClung entered into an employment agreement, pursuant to which Mr. McClung became President of Esco Sales, Inc. and Electronic Supply Corporation. Such employment agreement provided for an annual base salary of $125,000 and a bonus arrangement that had as a target 40% of his base salary. Mr. McClung's annual base salary was increased to $130,250 for 1994 and remained unchanged for 1995. Mr. McClung's employment as an executive officer of the Company terminated on February 16, 1996, upon the sale of the Company's subsidiary, Electronic Supply Corporation.

     Richard C. Barron. Effective November 6, 1995, Mr. Barron, the Company and Valor Electronics, Inc., a California corporation and subsidiary of the Company ("Valor"), entered into a separation agreement, pursuant to which Mr. Barron's employment as President and Chief Executive Officer of Valor and as Vice President of the Company terminated. Such separation agreement provides that, among other things, Mr. Barron is entitled to receive (i) payments in the aggregate amount of $153,840 payable in equal installments from November 1995 though and including August 1996, and (ii) certain placement services with a value of up to $12,000 (or the cash equivalent).

     Douglas J. Downs. Pursuant to an agreement entered into in January 11, 1996, Mr. Downs is entitled to receive a payment equal to six months of his base salary ($85,000) if Mr. Downs remains in the employ of the Company through June 30, 1996.

     Albert J. Hugo-Martinez. In March 1996, the Company and Mr. Hugo-Martinez entered into an at-will employment agreement, pursuant to which Mr. Hugo-Martinez became the President and Chief Executive Officer of the Company on March 13, 1996. Such employment agreement provides that Mr. Hugo-Martinez will receive a hiring bonus of $15,000 (net of taxes) and an annual base salary of $300,000. In addition, Mr. Hugo-Martinez is entitled to receive bonus compensation consisting of 50% of his base salary (pro-rated for 1996) if the specified annual bonus target is achieved and up to a maximum of 75% of his base salary if the bonus target is exceeded by 20%. Mr. Hugo-Martinez was also granted options to purchase 100,000 shares of Common Stock at fair market value ($8.75) on March 13, 1996 under the Stock Incentive Plan. (See "Stock Options -- Stock Incentive Plan.") Twenty percent of such options vested upon the commencement of his employment. The remaining options will vest 20% per year on the four respective anniversaries of the date of grant. Mr. Hugo-Martinez is also entitled to receive certain fringe benefits including a monthly automobile allowance in the amount of $800. In the event that his employment is terminated for reasons other than gross misconduct, death or disability, Mr. Hugo-Martinez is eligible to receive severance payments in an aggregate amount equal to 12 months of base pay which will be paid over a 12-month period.

  Executive Plan

     Effective January 1, 1994, the Company implemented the GTI Corporation Key Executive Long Term Incentive Plan (the "Executive Plan") pursuant to which one executive officer, Mr. Douglas J. Downs, is presently entitled to receive a deferred compensation award funded by life insurance policies assigned to a rabbi trust. Pursuant to the Executive Plan, Mr. Downs is entitled to receive an annual retirement floor benefit of $125,000 for 15 years after attaining the age of 65 (with early retirement possible at age 60) and to a death benefit. The Executive Plan benefits generally vest in accordance with the following schedule: years 1 to
4 -- 10% per year; and years 5 through 7 -- 20% per year. Funding of the Executive Plan occurs through policies purchased on the life of the participant, which are assigned to a rabbi trust, the trustee of which is Union Bank.

     If the participant dies prior to normal retirement age, whether or not employed at death, his beneficiary will be paid one lump sum equal to the death benefits under the policy in the trust purchased on behalf of the participant less the amount of premiums paid for such policy. In addition, the Company will pay to the participant's beneficiary the full value of any tax savings that the Company receives as a result of the payment. If the participant dies after normal retirement, the participant's beneficiary will receive the lump sum actuarial equivalent of his remaining retirement payments under the Executive Plan. Upon termination by the Company except for "cause," the participant is entitled to receive payment of a termination benefit under the Executive Plan and the Company will pay the participant an amount sufficient to pay any taxes incurred by the participant resulting from his receipt of such termination benefit. If the participant's employment is terminated for "cause," all benefits under the Executive Plan will be forfeited; and the trustee will distribute all trust assets attributable to the terminated participant to the Company, unless instructed to hold the assets for the benefit of the Company.

     Mr. Gary L. Luick, the former Chief Executive Officer of the Company whose employment with the Company terminated on January 2, 1996, was a participant under the Executive Plan. Pursuant to the Executive Plan and in connection with such termination of employment, Mr. Luick received on February 28, 1996 a lump sum payment in the amount of $921,059. Mr. Luick continues to be entitled to certain death benefits under the Executive Plan for the 18 months following the date on which his employment with the Company terminated.

     Aurelio Lucci. Effective January 1, 1993, Promptus adopted a Supplemental Executive Retirement and Severance Plan (the "Promptus SERP"), for the purpose of providing supplemental retirement benefits to Mr. Lucci in consideration for his performance as a key executive of Promptus. The Promptus SERP provides that Mr. Lucci will be entitled to an annual benefit equal to 70% of his "final average annual compensation" (i.e., the average of Mr. Lucci's annual compensation for the three years during which such compensation was highest over the five consecutive year period ending upon the earlier to occur of Mr. Lucci's retirement or death). The meaning of "retirement" under the Promptus SERP includes (i) the termination of employment (whether voluntary or involuntary) on or after the attainment of age 64 or (ii) the termination of employment prior to age 64 on account of (x) involuntary termination or (y) voluntary termination for "good cause" (i.e., the occurrence of certain circumstances after a "change in control" as set forth in the Promptus SERP). Payments under the Promptus SERP will be made on a monthly basis for ten years (120 payments) upon retirement or death. The obligations of Promptus under the Promptus SERP are secured at all times pursuant to a rabbi trust to be established and maintained by Promptus.

STOCK OPTIONS

     The Company has three stock option plans for its officers and other management employees: (i) the 1980 Employees Stock Option Plan, as amended (the "1980 Plan"); (ii) the 1982 Employees Stock Option Plan, as amended (the "1982 Plan"); and (iii) the GTI Corporation Stock Incentive Plan (1989), as amended (the "Stock Incentive Plan"). The Company also has two stock option plans for non-employee directors. (See "Compensation and Other Transactions with Officers and Directors - Directors Compensation.")

  1980 Plan

     The 1980 Plan provided for the granting through December 3, 1989, of nonstatutory stock options covering an aggregate of 100,000 shares of Common Stock to officers and other management employees of the Company. No options are presently available for grant. Under the 1980 Plan, officers and other management employees of the Company or a subsidiary were eligible for grants, subject to certain limitations based on the number of shares of Common Stock owned by such individuals. Grants under the 1980 Plan were determined at the discretion of the Compensation Committee. The 1980 Plan provided that the exercise price for each nonstatutory stock option could not be less than the fair-market value of the Common Stock on the date of grant. Effective May 3, 1990, the 1980 Plan had been amended to expand the period in which stock options could be exercised following the termination of employment, retirement with the consent of the Company or the death or disability of a participant. As of March 1, 1996, there were no options available for grant and no options outstanding under the 1980 Plan.

  1982 Plan

     The 1982 Plan provided for the granting of incentive stock options, nonstatutory stock options, and stock appreciation rights covering an aggregate of 200,000 shares of Common Stock to executive or other key management employees of the Company, subject to certain limitations based on the number of shares of Common Stock owned by such individuals. Since December 11, 1991, no more options may be granted under the 1982 Plan. Stock appreciation rights also could have been granted in tandem with stock options previously granted under the 1980 Plan. Effective May 11, 1987, the 1982 Plan had been amended to permit the granting of nonstatutory stock options; and effective May 3, 1990, the 1982 Plan had been amended to expand the period of time in which stock options could be exercised following the termination of employment, retirement with the consent of the Company or the death or disability of a participant. Under the 1982 Plan, the exercise price of each stock option granted could not be less than the fair-market value of the Common Stock on the date of grant, and stock options could have been granted for any term not in excess of ten years from date of grant. Grants under the 1982 Plan were determined at the discretion of the Compensation Committee. As of the March 1, 1996, there were no options available for grant and no options outstanding under the 1982 Plan.

  Stock Incentive Plan

     The Stock Incentive Plan currently provides that a maximum of 1,200,000 shares of Common Stock from the Company's authorized but unissued shares of Common Stock or from shares acquired by the Company, including shares purchased in the open market, are available for issuance by the Company in connection with awards of stock options, reload options, stock appreciation rights, performance shares and shares of restricted stock, subject to adjustment. Whenever an award under the Stock Incentive Plan is terminated or forfeited for any reason, the shares of Common Stock covered by such award will again become available for award under the Stock Incentive Plan. Also, whenever the exercise price of a stock option is paid for, in whole or in part, with shares of Common Stock, the number of shares available for award will only be decreased by the excess of the number of shares issued to the participant over the number of shares the participant surrendered. Shares may be awarded to any key employee of the Company or any subsidiary of the Company who, in the opinion of the committee administering the Stock Incentive Plan (currently the Compensation Committee), has the capacity to contribute in a substantial measure to the successful performance of the Company. The Stock Incentive Plan became effective on December 13, 1989, and no awards may be granted under the Stock Incentive Plan after December 13, 1999. Approximately 60 persons are currently eligible to participate in the

Stock Incentive Plan. As of March 1, 1996, awards covering 224,050 shares were available for grant under the Stock Incentive Plan.

     The following table sets forth information concerning stock options granted during the fiscal year ended December 31, 1995, to each of the Named Officers, all current executive officers as a group, and all employees, including all current officers who are not executive officers, as a group:

                   OPTIONS/SAR GRANTS IN LAST FISCAL YEAR(1)

                                                                                              POTENTIAL
                                                                                          REALIZABLE VALUE
                                   INDIVIDUAL GRANTS                                      AT ASSUMED RATES
- ---------------------------------------------------------------------------------------          OF
                                                 % OF TOTAL                                  STOCK PRICE
                                 OPTIONS/SARS   OPTIONS/SARS                                APPRECIATION
                                   GRANTED       GRANTED TO    EXERCISE OR                 FOR OPTION TERM
                                    (# OF       EMPLOYEES IN   BASE PRICE    EXPIRATION   -----------------
             NAME                  SHARES)      FISCAL YEAR      ($/$H)         DATE       5%($)    10%($)
- -------------------------------  ------------   ------------   -----------   ----------   -------   -------
Gary L. Luick(2)...............           0          0.00%         --            --         -0-       -0-
Douglas J. Downs...............      25,000          9.73         15.25        12/13/05   240,000   608,000
Kirk M. D'Orazio...............           0          0.00          --            --         -0-       -0-
Aurelio Lucci..................       2,000          0.78         14.50         5/10/05    18,200    46,260
R. Bert McClung................           0          0.00          --            --         -0-       -0-
Richard C. Barron..............           0          0.00          --            --         -0-       -0-
All current executive..........      25,000          9.73         15.25        12/13/05        (3)       (3)
  officers as a group                 2,000          0.78         14.50         5/10/05        (3)       (3)
All employees, including.......     138,000         53.70         15.25        12/13/05        (3)       (3)
  all current officers               50,000         19.46         14.50         5/10/05        (3)       (3)
  who are not executive              35,000         13.62         17.63         8/08/05        (3)       (3)
  officers, as a group                2,000          0.78         21.25         8/17/05        (3)       (3)
                                      3,000          1.17         22.25         8/21/05        (3)       (3)
                                      2,000          0.78         21.13         9/11/05        (3)       (3)

- ---------------

(1) The stock options granted during the fiscal year ended December 31, 1995 (all of which were nonstatutory stock options) were granted under the Stock Incentive Plan and become exercisable in whole or in part, from time to time, with respect to the shares underlying the stock options as follows: during year one, 0%; during year two, 25%; during year three, 50%; during year four, 75%; and during year five and until expiration, 100%. The stock options were granted for a term of 10 years, subject to earlier termination in certain events as provided in the Stock Incentive Plan. No Stock appreciation rights were granted during 1995.

(2) Mr. Luick's employment with the Company terminated on January 2, 1996.

(3) Such disclosure is not required.

     The following table sets forth information concerning stock options exercised during the fiscal year ended December 31, 1995 by each of the Named Officers, the aggregate number of options held by each Named Officer and the value realized from exercised options and inherent in unexercised options at December 31, 1995:

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR, AND FY-END OPTION/SAR VALUE

                                                                         NUMBER OF
                                                                         SECURITIES
                                                                         UNDERLYING
                                                                        UNEXERCISED          VALUE OF
                                                                        OPTIONS/SARS       UNEXERCISED
                                                                             AT            IN-THE-MONEY
                                                                           FY-END        OPTIONS/SARS AT
                                                                       (# OF SHARES)        FY-END ($)
                                    SHARES ACQUIRED                    --------------    ----------------
                                      ON EXERCISE          VALUE        EXERCISABLE/       EXERCISABLE/
               NAME                  (# OF SHARES)      REALIZED($)    UNEXERCISABLE      UNEXERCISABLE
- ----------------------------------  ----------------    -----------    --------------    ----------------
Gary L. Luick(1)..................       40,000           270,000      99,875/71,625     281,156/228,469
Douglas J. Downs..................        5,000            78,125      36,250/55,250      99,188/167,875
Kirk M. D'Orazio..................        -0-               -0-        11,875/15,625       9,844/29,531
Aurelio Lucci.....................        -0-               -0-             0/2,000            0/6,500
R. Bert McClung...................        -0-               -0-        18,750/24,250      52,500/52,500
Richard C. Barron(2)..............       12,500            34,375           0/0                0/0

- ---------------

(1) Mr. Luick's employment with the Company terminated on January 2, 1996.

(2) Mr. Barron employment with the Company terminated on November 6, 1995.

DIRECTORS' COMPENSATION

  Director Remuneration

     Each director of the Company, except Mr. Maud and Mr. Luick (prior to the termination of his employment with the Company), is paid an annual retainer of $18,000, plus $600 for each time that he attends a meeting of the Board of Directors. Each member of the Audit Committee and the Compensation Committee is paid $500 for each time that he attends a meeting of each such committee. Mr. Maud is paid an annual stipend of $50,000, payable quarterly, for his service as Chairman of the Board of Directors. Mr. Maud also received a one-time payment in the amount of $11,000 upon his appointment as Chairman of the Board of Directors.

  Non-Employee Director Stock Options

     The GTI Corporation 1985 Stock Option Plan for Non-Employee Directors, as amended (the "1985 Directors Plan"), provides for the automatic grant of nonstatutory stock options covering an aggregate of 100,000 shares of Common Stock to members of the Board of Directors who have been elected by the Company's stockholders and who are not full-time employees of the Company or any of its subsidiaries, subject to the limitation that no eligible director may be granted nonstatutory stock options for more than 10,000 shares. The 1985 Directors Plan provides that the exercise price of each nonstatutory stock option must not be less than the fair-market value of the Common Stock on the date of grant. As of March 1, 1996, stock options covering all available 100,000 shares of Common Stock have been granted under the 1985 Directors Plan. No stock options could be granted under the 1985 Directors Plan after December 13, 1995.

     The GTI Corporation 1989 Stock Option Plan for Non-Employee Directors, as amended (the "1989 Directors Plan"), provides for the automatic grant of nonstatutory stock options with respect to 10,000 shares of Common Stock to directors of the Company who first become directors after the effective date of the 1989 Directors Plan (December 13, 1989), who are not otherwise full-time employees of the Company or any subsidiary of the Company, who have not been full-time employees of the Company or any subsidiary of the Company for any part of the preceding fiscal year, and who never received stock options under the 1985

Directors Plan. A maximum of 100,000 shares of Common Stock of the Company's authorized but unissued shares of Common Stock or treasury stock are available for issuance under the 1989 Directors Plan, subject to adjustment. Mr. Maud received a grant of 10,000 shares upon appointment as director in May 1995. As of March 1, 1996, stock options covering 50,000 shares of Common Stock have been granted under the 1989 Directors Plan, and stock options covering 50,000 shares were available for grant under such plan. No stock options under the 1989 Directors Plan may be granted on or after December 13, 1999.

COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Commission and the NASDAQ National Market System. Officers, directors, and holders of more than 10% of the Common Stock are required by regulations promulgated by the Commission pursuant to the Exchange Act to furnish the Company with copies of all Section 16(a) forms they file. The Secretary of the Company will assist beneficial owners of more than 10% of the Common Stock in complying with the reporting requirements of Section 16(a) of the Exchange Act.

     Based solely on its review of the copies of such forms received by it, the Company believes that, since January 1, 1995, its directors, officers and greater than 10% beneficial owners complied with all applicable Section 16(a) reporting requirements, except for one Form 4 transaction which the Company is aware was filed late by Mr. Barron.

                      CUMULATIVE TOTAL STOCKHOLDER RETURN

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the Russell 2000 Index and the NASDAQ Electronic Components Index (measured in accordance with the rules of the Commission), for the period of five calendar years commencing December 31, 1990 and ending December 31, 1995. In accordance with the rules of the Commission, this presentation shall not be incorporated by reference into any of the Company's registration statements, reports, or filings under the Securities Act or the Exchange Act.


                                GTI CORPORATION

          COMPARISON OF FIVE YEAR CUMULATIVE SHAREHOLDER TOTAL RETURN*
                 AMONG GTI CORPORATION, THE RUSSELL 2000 INDEX
                   AND THE NASDAQ ELECTRONIC COMPONENTS INDEX

                                                                NASDAQ
                                   GTI                        ELECTRONIC
                               COPORATION    RUSSELL 2000     COMPONENTS
                               ----------    ------------     ----------
     December 1991............   $  482          $142            $146
     December 1992............    1,271           173             222
     December 1993............    1,300           206             306
     December 1994............      788           202             337
     December 1995............      835           260             560

- --------------
* $100 INVESTED ON 12/31/90 IN STOCK OR INDEX --
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING DECEMBER 31.

                                  PROPOSAL TWO

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
                           (ITEM 2 ON THE PROXY CARD)

     Arthur Andersen LLP served as the Company's independent public accountants in 1994 and 1995 and, upon recommendation of the Audit Committee, has been selected by the Board of Directors to serve in the same capacity for 1996, subject to the ratification of such selection at the Annual Meeting. If the stockholders do not ratify the selection of Arthur Andersen LLP, the appointment of the independent public accountants will be reconsidered by the Board of Directors. Representatives of Arthur Andersen LLP will be present at the Annual Meeting, may make a statement at the Annual Meeting if they so desire, and will be available to respond to appropriate questions at the Annual Meeting.

     Ratification of the selection of Arthur Andersen LLP as the Company's independent public accountants for 1996 requires the affirmative vote of the holders of a majority of the votes represented by the outstanding shares of Common Stock and Preferred Stock, voting together as a single class, present in person or by proxy at the Annual Meeting and entitled to vote thereon. Telemetrix PLC, which as of the record date beneficially owned 47.9% of the outstanding shares of Common Stock and 100% of the outstanding shares of Preferred Stock, has indicated its intention to ratify such selection.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

                      METHODS AND EXPENSES OF SOLICITATION

     The cost of solicitation of the enclosed form of proxy will be borne by the Company. Solicitation will be made primarily through the use of the mails, but directors, officers and regular employees of the Company may solicit proxies personally, by mail, or by telephone and telegraph. The Company has retained Corporate Investors Communication Co. at a cost of approximately $4,000 to solicit proxies from brokers. The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for their reasonable expenses incurred in sending proxy material to beneficial owners and obtaining their proxies.

                            STOCKHOLDERS' PROPOSALS

     Any stockholder who intends to submit a proposal for action at the 1997 Annual Meeting of Stockholders must provide notice to the Company, which must be received on or before December 10, 1996, in order for the proposal to be included in management's proxy statement and form of proxy relating to the 1997 Annual Meeting of Stockholders.

                                          By Order of the Board of Directors,

                                          /s/ DOUGLAS J. DOWNS
                                          Douglas J. Downs
                                          Secretary

April 8, 1996
San Diego, California

COMMON STOCK
   PROXY

                                 GTI CORPORATION
                   ANNUAL MEETING OF STOCKHOLDERS MAY 15, 1996

   The undersigned hereby appoints Edmund B. Fitzgerald, Andre R. Horn, and Robert E. Venter, and each of them, with power of substitution in each, as proxies or proxy to represent the undersigned at the Annual Meeting of the Stockholders of GTI Corporation (the "Company") to be held at the Sheraton Grande Torrey Pines, 10950 North Torrey Pines Road, La Jolla, California, on Wednesday, May 15, 1996, at 10:00 a.m. local time, and at any adjournment or adjournments thereof, and to vote the number of shares of Common Stock, which the undersigned would be entitled to vote if personally present, (a) in the manner designated on the reverse side hereof with respect to the election of directors and the other identified proposals and (b) in their discretion on such other matters as may properly come before the meeting or any adjournments thereof.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

   This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted "FOR" all nominees and proposals listed on the reverse side hereof.

       (Continued and to be marked, dated, and signed on the other side.)

- --------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -


GTI CORPORATION                       ANNUAL MEETING OF STOCKHOLDERS
                                      WEDNESDAY, MAY 15, 1996
                                      10:00 A.M.
                                      THE SHERATON GRANDE TORREY PINES
                                      10950 NORTH TORREY PINES ROAD
                                      LA JOLLA, CALIFORNIA

STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND DESIRE TO HAVE THEIR STOCK VOTED AT THE MEETING ARE REQUESTED TO COMPLETE, DATE, AND SIGN THE ABOVE PROXY ON THE REVERSE SIDE AND RETURN THE SAME IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                                                Please mark
                                                              your votes as /x/
                                                               indicated in
                                                               this example


(1) ELECTION OF DIRECTORS:

Timothy M. Curtis, Edmund B. Fitzgerald, Andre R. Horn, Albert J. Hugo-Martinez, Kenneth E. Maud, and Robert E. Venter



         FOR ALL
        NOMINEES
    listed except as                    WITHHOLD
   otherwise indicated                  AUTHORITY
     with respect to                 to vote for all           I PLAN TO ATTEND
   individual nominees.              nominees listed.            THIS MEETING

          / /                              / /                       / /


(TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THIS NAME ON THE FOLLOWING LINE.)
                    ---------------------------------------------------------


(2) RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS:
Ratification of the selection of Arthur Andersen LLP as the Company's independent public accountants for 1996.

   FOR     AGAINST     ABSTAIN

   / /       / /         / /



                                        DATED:
                                              ---------------------------------

                                              ---------------------------------

                                              ---------------------------------
                                                        Signature(s)

Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, guardian, etc., or as officer of a corporation, give full title. For joint accounts obtain both signatures.

- --------------------------------------------------------------------------------

                            - FOLD AND DETACH HERE -

PREFERRED STOCK
    PROXY

                                 GTI CORPORATION
                   ANNUAL MEETING OF STOCKHOLDERS MAY 15, 1996

   The undersigned hereby appoints Edmund B. Fitzgerald, Andre R. Horn, and Robert E. Venter, and each of them, with power of substitution in each, as proxies or proxy to represent the undersigned at the Annual Meeting of the Stockholders of GTI Corporation (the "Company") to be held at the Sheraton Grande Torrey Pines, 10950 North Torrey Pines Road, La Jolla, California, on Wednesday, May 15, 1996, at 10:00 a.m. local time, and at any adjournment or adjournments thereof, and to vote the number of shares of $35.00 Cumulative Convertible Preferred Stock, which the undersigned would be entitled to vote if personally present, (a) in the manner designated on the reverse side hereof with respect to the election of directors and the other identified proposals and (b) in their discretion on such other matters as may properly come before the meeting or any adjournments thereof.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

   This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted "FOR" all nominees and proposals listed on the reverse side hereof.

       (Continued and to be marked, dated, and signed on the other side.)

- --------------------------------------------------------------------------------

                            - FOLD AND DETACH HERE -

GTI CORPORATION                     ANNUAL MEETING OF STOCKHOLDERS
                                    WEDNESDAY, MAY 15, 1996
                                    10:00 A.M.
                                    THE SHERATON GRANDE TORREY PINES
                                    10950 NORTH TORREY PINES ROAD
                                    LA JOLLA, CALIFORNIA

STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND DESIRE TO HAVE THEIR STOCK VOTED AT THE MEETING ARE REQUESTED TO COMPLETE, DATE, AND SIGN THE ABOVE PROXY ON THE REVERSE SIDE AND RETURN THE SAME IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                                                Please mark
                                                              your votes as /x/
                                                               indicated in
                                                               this example


(1) ELECTION OF DIRECTORS:

Timothy M. Curtis, Edmund B. Fitzgerald, Andre R. Horn, Albert J. Hugo-Martinez, Kenneth E. Maud, and Robert E. Venter



         FOR ALL
        NOMINEES
    listed except as                    WITHHOLD
   otherwise indicated                  AUTHORITY
     with respect to                 to vote for all           I PLAN TO ATTEND
   individual nominees.              nominees listed.            THIS MEETING

          / /                              / /                       / /


(TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THIS NAME ON THE FOLLOWING LINE.)
                    ---------------------------------------------------------


(2) RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS:
Ratification of the selection of Arthur Andersen LLP as the Company's independent public accountants for 1996.

   FOR     AGAINST     ABSTAIN

   / /       / /         / /



                                        DATED:
                                              ---------------------------------

                                              ---------------------------------

                                              ---------------------------------
                                                        Signature(s)

Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, guardian, etc., or as officer of a corporation, give full title. For joint accounts obtain both signatures.

- --------------------------------------------------------------------------------

                            - FOLD AND DETACH HERE -